SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

FEDERAL TRUST CORPORATION

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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April 19, 2004

Dear Fellow Shareholders:

It is my pleasure to invite you to attend Federal Trust Corporation’s 2004 Annual Meeting of Shareholders. The Annual Meeting is again being held at the Springhill Suites, 201 North Towne Road, Sanford, Florida 32771, on May 28, 2004, at 10:00 a.m. We hope that you will have time following the Annual Meeting to visit our headquarters and meet some of our terrific employees.

The attached Notice of the Annual Meeting of Shareholders and Proxy Statement describe the formal business that will be transacted at the Annual Meeting, including the election of directors, expansion of our stock option plan and the ratification of the selection of our independent auditors.

At the Annual Meeting, we will discuss the results of 2003, as well as our plans for 2004. Directors and officers of Federal Trust Corporation, as well as a representative of the accounting firm, Hacker, Johnson & Smith, P.A., will be present to respond to your questions.

YOUR VOTE IS IMPORTANT. Please sign and date the enclosed Proxy Card or voting instruction card promptly and return it in the enclosed postage-paid envelope. If you are able to attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

On behalf of the Board of Directors and all of our employees, we look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ James V. Suskiewich

James V. Suskiewich Chairman of the Board

FEDERAL TRUST CORPORATION

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 28, 2004

The 2004 Annual Meeting of Shareholders of Federal Trust Corporation will be held at Springhill Suites, 201 North Towne Road, Sanford, Florida 32771, on May 28, 2004, at 10:00 a.m. At the Annual Meeting, the following items will be presented and voted upon:

1 -	The election of two Class II members of our Board of Directors, each for three-year terms;

2 -	The amendment of our 1998 Key Employee Stock Compensation Program;

3 -	The ratification of the appointment of Hacker, Johnson & Smith, P.A., as our independent auditors for 2004;

4 -	The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve the foregoing items; and

5 -	The transaction of any other business that properly comes before the Annual Meeting, or any adjournment thereof.

All shareholders of record as of the close of business on April 7, 2004, are entitled to vote at our Annual Meeting. Our 2003 Annual Report, which is not part of our proxy soliciting material, is enclosed.

It is important that your shares be represented and voted at our Annual meeting. Please complete, sign, date and return the enclosed proxy card in the envelope provided whether or not you expect to attend our Annual Meeting in person.

By Order of the Board of Directors,

/s/ James V. Suskiewich

James V. Suskiewich Chairman of the Board

Sanford, Florida

April 19, 2004

FEDERAL TRUST CORPORATION

PROXY STATEMENT

2004 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

Date, Time and Place

•	Friday, May 28, 2004
•	10:00 a.m.
•	The Springhill Suites

       201 North Towne Road

       Sanford, Florida 32771

This Proxy Statement contains information relating to the Annual Meeting of Shareholders of Federal Trust Corporation (“Federal Trust”). By this mailing, our Board of Directors is soliciting proxies for our 2004 Annual Meeting. Our 2003 Annual Report is enclosed with this Proxy Statement. These documents provide important information about our business, including audited financial statements, and are first being mailed to shareholders on or about April 19, 2004.

It is important that your shares be represented by proxy or that you be present at the Annual Meeting. If you wish to vote by proxy, please complete the enclosed Proxy Card or voting instruction form and return it, signed and dated, in the enclosed postage-paid envelope. Even if you presently intend to attend the Annual Meeting, we would ask that you also submit a proxy or instruction form. This will ensure that your shares are voted if you later cannot attend the Annual Meeting. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein.

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors.

What are our Board’s recommendations?

The	Board recommends that you vote:

“FOR”	the election of two Class II director nominees;

“FOR”	the amendment of our 1998 Key Employee Stock Compensation Program;

“FOR”	the ratification of the appointment of Hacker, Johnson & Smith, P.A., as our independent auditors for 2004; and

“FOR”	the adjournment of the Annual Meeting to solicit additional proxies if there are not sufficient votes to approve any proposals.

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

VOTING

Who is entitled to vote at our meeting and what constitutes a quorum?

Only holders of record of our common stock at the close of business on April 7, 2004, the shareholder record date, will be entitled to vote at the Annual Meeting. Record holders representing a majority of our outstanding common stock present in person or represented by proxies, constitutes a quorum. The Articles of Incorporation of Federal Trust do not provide for cumulative voting. Shareholders are entitled to one vote for each share owned.

What are the voting rights of our shareholders?

In accordance with Florida law and our Bylaws, directors will be elected at the Annual Meeting by a plurality of the votes cast. Any other matter on which shareholders vote at the Annual Meeting will be determined by the affirmative vote of a majority of the votes cast. The number of shares of our common stock outstanding as of the record date was 6,661,813, held by approximately 381 shareholders in their own name. Each share of common stock entitles its owner to one vote upon each matter to come before the Annual Meeting. A shareholder may abstain or withhold a vote with respect to any item submitted for shareholder approval. Abstentions and withheld votes will be counted as being present for purposes of determining the existence of a quorum, but will be counted as not voting in favor of any proposal brought before the Annual Meeting.

How do I vote?

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares of common stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, signing and returning the Proxy Card in the enclosed postage pre-paid, pre-addressed envelope.

If you own shares through a brokerage firm (e.g., shares held in “street name”), you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct how your shares are to be voted. As with a Proxy Card, you may vote your shares by completing, signing and returning the voting instruction form in the envelope provided. Many brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

If your shares are held by a brokerage firm, under certain circumstances, the brokerage firm may vote your shares. Such entities have authority to vote their customers’ shares on certain routine matters, including the election of directors. When a firm votes its customers’ shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customers’ shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather not counted at all for such a matter. Proposal II, the amendment of our 1998 Key Employee Stock Compensation Program is considered non-routine.

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

Who can attend our Annual Meeting?

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by Proxy Card. If you own common stock through a brokerage account, you may attend the Annual Meeting, but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the brokerage firm that holds your shares. You should contact your brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting, so we will be able to determine in advance if a quorum is present. You may change or revoke your proxy at the Annual Meeting in the manner described below even if you have already voted.

Can I change my vote after I return my proxy card?

Any shareholder holding common stock of record may revoke a previously granted proxy at any time before it is voted, by delivering to us a written notice of revocation, or a duly executed Proxy Card bearing a later date, or by attending the Annual Meeting and voting in person. Any shareholder holding common stock through a brokerage firm may change or revoke previously given voting instructions by contacting the brokerage firm, or by obtaining a legal proxy from the brokerage firm and voting in person at the Annual Meeting.

STOCK OWNERSHIP

Who are the largest owners of our stock?

The following table contains information concerning the persons and entities known to us to be beneficial owners of 5% or more of the outstanding shares of Federal Trust common stock as of the record date.

Name and Address of Beneficial Owner	Number of Shares		Percent of Class
Keefe Managers, LLC 375 Park Avenue New York, New York 10152-0139	602,780	(1)	9.05%

Estate of Einar Paul Robsham Post Office Box 5183 Cochituate, Massachusetts 01778	488,400	(2)	7.33

James V. Suskiewich Post Office Box 1867 Sanford, Florida 32772-1867	1,060,578	(3)	15.50

(1)	As disclosed in the Schedule 13(g) filed with the Securities and Exchange Commission on February 17, 2004.

(2)	As disclosed in the Schedule 13(d) filed with the Securities and Exchange Commission on June 19, 2000.

(3)	Includes 299,661 shares held as trustee under Federal Trust’s ESOP, 336,538 shares held as voting trustee, 139,635 shares held as trustee under Federal Trust’s 401(k) Plan, 1,939 shares held in his spouse’s IRA and 180,587 shares covered under stock options.

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors is presently comprised of five members. Our Articles of Incorporation provide that directors are divided into three classes, which serve for staggered three-year terms. This year, two Class II directors are to be elected.

To the best of our knowledge, the director nominees being proposed for election are not subject to any agreement with any other person. The nominees have indicated that they are willing to stand for election and to serve as directors, if elected. Should the nominees become unable or unwilling to serve, proxies will be voted for the election of such other persons as the Board of Directors may choose to nominate.

The affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions and withheld votes will have the same effect as votes against the director nominees.

Information relating to the business experience, age, and beneficial ownership of our common stock of the director nominees and the continuing directors is described below.

INFORMATION CONCERNING DIRECTOR NOMINEES

CLASS II DIRECTORS

TERMS EXPIRE IN 2007

George W. Foster, age 75, is a retired banker and has been a director of Federal Trust since 1997 and a director of Federal Trust Bank since 1990. From 1990 through 1993, he served as President and Chief Executive Officer of Federal Trust Bank. Mr. Foster resides in Longwood, Florida.	13,612 shares of common stock (1) 34,802 options to purchase common stock Less than 1% of the outstanding common stock

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

A. George Igler, age 52, was elected to the Board in October, 2001. Since 1992, he has been a principal in the law firm of Igler & Dougherty, P.A., which specializes in banking, corporate and securities law. Igler & Dougherty, P.A., has served as the Federal Trust’s corporate counsel since 1993. Mr. Igler resides in Tallahassee, Florida.	20,783 shares of common stock(1)(2) 21,378 options to purchase common stock Less than 1% of the outstanding common stock

INFORMATION CONCERNING CONTINUING DIRECTORS

CLASS I DIRECTOR

TERM EXPIRES IN 2006

Kenneth W. Hill, age 71, has been a director of Federal Trust since 1997 and a director of Federal Trust Bank since 1995. Mr. Hill was the Vice President and Trust Officer of SunBank, N.A., Orlando, Florida from 1983 through 1995. Mr. Hill resides in Orlando, Florida.	54,000 shares of common stock (1) 36,485 options to purchase common stock 1.35% of the outstanding common stock

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

CLASS III DIRECTORS

TERMS EXPIRE IN 2005

Dr. Samuel C. Certo, age 57, has been a director
of Federal Trust since 1997 and a director of
Federal Trust Bank since 1996. He is the former
Dean and a Professor of Management in the
Crummer Graduate School of Business at Rollins
College in Winter Park. Sine 1986, Dr. Certo has
served as a business consultant and has published
textbooks in the areas of management and strategic
management. Dr. Certo resides in Longwood,
Florida.	56,323 shares of common stock (1) 36,585 options to purchase common stock 1.39% of the outstanding common stock

James V. Suskiewich, age 56, has been a director of Federal Trust since 1994 and is currently Chairman of the Board. He has served as President and Chief Executive Officer of Federal Trust since July 1996. Since January 1993, he has been President, Chief Executive Officer and a director of Federal Trust Bank. Mr. Suskiewich resides in Lake Mary, Florida.

879,991 shares of common stock(1)(3) 180,587 options to purchase common stock 15.50% of the outstanding common stock
Directors and executive officers as a group (12 persons)	1,093,646 shares of common stock (1)(2)(3)(4) 511,934 options to purchase common stock 22.38% of the outstanding common stock(4)(5)

(1)	Includes shares for which the named person:

•	has sole voting and investment power;

•	has shared voting and investment power with a spouse, or

•	holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.

(2)	Includes 5,478 shares held as trustee under Igler & Dougherty, P.A. 401(K) Profit Sharing Plan, with respect to which Mr. Igler shares voting and investment power.

(3)	Includes 299,661 shares held as trustee under Federal Trust’s ESOP, 336,538 shares held as voting trustee, 139,635 shares in Federal Trust’s 401(k) Plan over which he has shared voting and investment powers, and 1,939 shares held in his spouse’s IRA.

(4)	Includes stock and options owned by:

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

Name	Position with Federal Trust Bank or Federal Trust	Number of Shares		Shares Covered by Options
Jennifer B. Brodnax	Senior Vice President/Operations	165,805	(6)	40,000
Stephen C. Green	Executive VP and Chief Operating Officer	11,117		80,920
A. Stuart Hall	Bank Director Only	1,000		0
Dennis J. Harward	Bank Director Only	0		10,750
Thomas J. Punzak	Treasurer	6,336		15,427
Daniel C. Roberts	Senior Vice President and Chief Credit Officer	23,314		0
Gregory E. Smith	Executive VP & Chief Financial Officer	140,635	(7)	25,000
				30,000

(5)	Percentage based on 7,173,747 shares, of which 6,661,813 shares were outstanding as of the record date and 511,934 shares covered under stock options.

(6)	Includes 7,150 shares in Federal Trust’s Stock Bonus Plan, over which Ms. Brodnax has sole voting and investment power; and 139,635 shares in Federal Trust’s 401(k) Plan over which she has shared voting and investment powers

(7)	Includes 139,635 shares in Federal Trust’s 401(K) Plan over which he has shared voting and investment powers.

The Board of Directors Recommends that Shareholders Vote “FOR”

the Election of the Class II Director Nominees.

BOARD OF DIRECTORS AND STANDING COMMITTEES

The Securities and Exchange Commission and the American Stock Exchange (“AMEX”) have recently implemented new regulations and listing requirements that govern the corporate practices of AMEX listed companies such as Federal Trust. Our Board of Directors determined that a majority of our directors are independent in accordance with the director requirements of the Securities and Exchange Commission and the AMEX.

In determining whether a director is independent under applicable independence requirements, our Board of Directors considered any transactions and relationships between each director and any member of his immediate family or affiliates and Federal Trust and its subsidiary and affiliates. Our Board of Directors also examined any transactions and relationships between directors and their affiliates and members of our senior management and any member of their immediate family or affiliates. Since banking is a significant portion of our business, our Board of Directors determined that a director’s independence is not affected where there is a loan relationship between Federal Trust Bank and the director that is performing in accordance with its contractual terms and that has not been adversely classified or specially mentioned by the federal bank examiners.

The Board of Directors of Federal Trust conducts its business through meetings of the full Board. During 2003, the Board of Directors held nine meetings. All of Federal Trust’s directors attended at least 75% of the total meetings of the Board of Directors and the committees of which they are a member.

The Board has four standing committees - the Executive Committee, the Nominating Committee, the Compensation Committee and the Audit Committee.

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

The Executive Committee has the authority of the Board of Directors when the Board is not in session. The Executive Committee may exercise all powers of the Board of Directors in the management of the business and affairs of Federal Trust under Florida law. A copy of the Executive Committee Charter is included as Appendix A to this Proxy Statement. The Executive Committee did not meet in 2003. The Executive Committee consists of Dr. Samuel Certo (Chairman), A. George Igler and James V. Suskiewich.

The Nominating Committee considers nominees to our Board of Directors and the election of directors of our subsidiaries. The Committee consists of George W. Foster (Chairman), Dr. Samuel C. Certo and Kenneth W. Hill, each of whom is “independent” under AMEX rules. The Nominating Committee has adopted a charter, which charges the Committee with evaluating shareholder nominees. A copy of the Nominating Committee Charter is included as Appendix B to this Proxy Statement. The Nominating Committee met four times during 2003.

The Compensation Committee serves with regard to compensation and personnel policies, programs and plans, including management development and succession, and to approve employee compensation and benefit programs. The Compensation Committee consists of A. George Igler (Chairman), Dr. Samuel C. Certo, George W. Foster and Kenneth W. Hill. The Compensation Committee met three times during 2003. The Compensation Committee has adopted a charter, a copy of which is included as Appendix C to this Proxy Statement.

The Audit Committee has adopted a formal charter, pursuant to which the committee reviews Federal Trust’s auditing, accounting, financial reporting and internal control functions, recommends our independent auditors and review their services. The Audit Committee met five times during 2003. A copy of the Audit Committee Charter is included as Appendix D to this Proxy Statement. The Board of Directors believes that the members of the Audit Committee are all independent under AMEX listing standards.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of Kenneth W. Hill (Chairman), Dr. Samuel Certo and George W. Foster. The Audit Committee oversees Federal Trust’s financial reporting process on behalf of the Board of Directors. The audit functions of the Audit Committee are focused on three areas:

•	The adequacy of Federal Trust’s internal controls and financial reporting process and the reliability of Federal Trust’s financial statements.

•	The performance of the internal auditors, as well as their independence.

•	Federal Trust’s compliance with legal and regulatory requirements.

Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with Hacker, Johnson & Smith, P.A., Federal Trust’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Federal Trust’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

The Audit Committee has discussed with Hacker, Johnson & Smith, P.A., their independence from management and Federal Trust, including the matters in the required written disclosures. The Audit Committee has considered whether the provision of non-audit services by Hacker, Johnson & Smith, P.A., is compatible with maintaining their independence.

The Audit Committee discussed with Federal Trust’s internal auditors and Hacker, Johnson & Smith, P.A., the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and Hacker, Johnson & Smith, P.A., with and without management present, to discuss the results of their examinations, their evaluations of Federal Trust’s internal controls, and the overall quality of Federal Trust’s financial reporting. During 2003, the Chairman of the Audit Committee met on different occassions with management and internal and external auditors to review various audit related matters.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the SEC.

The foregoing report is submitted by the Audit Committee: Kenneth W. Hill, Audit Committee Chairman, Dr. Samuel Certo and George W. Foster.

DIRECTOR COMPENSATION

In 2003, we paid each Federal Trust director a quarterly retainer of $2,500. Directors do not receive per meeting or committee fees. We also paid each Bank director a $1,250 per quarter retainer and $500 per Board meeting and $250 per committee meeting attended.

Our 1998 Directors’ Stock Option Plan (“Directors’ Plan”) was approved by shareholders at the 1998 Annual Meeting. Additional shares were reserved for issuance at the 2002 Annual Meeting. The Directors’ Plan authorizes the granting of only compensatory options. Under the terms of the Directors Plan, 140,000 shares of common stock have been reserved for issuance upon the exercise of options.

Under the terms of the Directors’ Plan, the per share exercise price of any option must be equal to the fair market value of a share of common stock as of the date of grant. For the purposes of Directors’ Plan, the fair market value of a share of common stock is the closing sales price of a share of common stock on the date the option granted (or, if such day is not a trading day, on the last trading day before the grant), as reported by the markets or exchanges where our shares are traded. If no such closing prices are reported, the fair market value is the average of the closing high bid and low ask prices of a share of common stock. An option may be exercised any time after six months form the date of grant up until ten years after the date of grant. Unless terminated, the Directors’ Plan shall remain in effect until the tenth anniversary of its effective date.

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

The following table reflects the amount of options which were granted to non-employee directors on October 25, 2003. All of the shares under the Directors’ Plan have now been granted.

Name	Title	Number of Shares Subject to Options Granted	Exercise Price*
Dr. Samuel C. Certo	Federal Trust and Bank Director	9,235	$7.62
George W. Foster	Federal Trust and Bank Director	9,235	7.62
Kenneth W. Hill	Federal Trust and Bank Director	9,235	7.62
A. George Igler	Federal Trust Director	9,234	7.62

All directors as a group		36,935

*	The per price share was the fair market value (i.e., the closing per share sales price) of Federal Trust common stock on the date of grant.

COMPENSATION COMMITTEE REPORT

General

Compensation for our executive officers is determined by the Compensation Committee, none of whom is also an executive officer or employee of Federal Trust or Federal Trust Bank. Cash compensation consists of an annual salary and a discretionary year-end bonus. The annual salary for 2003 was established in the fourth quarter of 2002. The year-end bonuses were determined in the fourth quarter of 2003, and were paid at the beginning of 2004. In determining the cash compensation for the senior officers, the Chief Executive Officer/ President initially determines the salary range recommendations. The Chief Executive Officer/President then presents his recommendations to the Compensation Committee, which reviews and analyzes the information. The Compensation Committee then determines the compensation for the executive officers, including the compensation of the Chief Executive Officer/President.

Compensation Principles

Executive compensation for 2003 was determined in accordance with four fundamental principles:

•	Federal Trust’s final performance, i.e., both in terms of the attainment of short-term and long-term goals;

•	the competitiveness of Federal Trust’s executive officer salaries to that of similarly qualified officers in the Florida market;

•	the individual performance of each executive officer; and

•	the recommendations of the Chief Executive Officer/President regarding all executive officers other than himself.

No disproportionate weight was given to any specific principle.

In determining the base salary and any incentive bonus plan for the executive officers, the Compensation Committee looks to industry standards as determined from annual surveys published by the Florida Bankers’ Association and private companies specializing in executive compensation analysis for financial institutions. Such surveys provide compensation information based on institution size and

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

geographic location and serve as a benchmark for determining executive salaries. The Compensation Committee reviewed the compensation paid to executive officers in the Southeast Region of the United States in setting the cash compensation paid to executive officers for 2003. There were 57 financial institutions that made up the peer group of financial institutions surveyed, with total assets between $400 million and $1 billion. The salaries of Federal Trust’s executive officers ranged just above the median range of the peer group surveyed.

Cash Bonuses

Each officer is given the opportunity to earn an annual bonus, generally in the range of 10-40% of his or her base salary. In fiscal year 2003, bonuses were paid to executive officers for: (i) our overall performance; (ii) the progress made in implementing our corporate strategy; and (iii) our achieving our twenty-fourth through twenty-seventh consecutive profitable quarters. At the beginning of 2004, cash bonuses were paid to the executive officers as follows: $33,256 to Chief Executive Officer/President James V. Suskiewich for fourth quarter 2003 earnings performance; $20,000 year-end bonus to Executive Vice President/Chief Operating Officer Stephen C. Green; $10,000 year-end bonus to Executive Vice President/Chief Financial Officer Gregory E. Smith; and $10,000 year-end bonus to Senior Vice President/Operations Jennifer B. Brodnax.

Employee Stock Option Awards

On October 25, 2003, the Compensation Committee granted additional stock options to several officers of Federal Trust and Federal Trust Bank. The per share price of stock options was the fair market value of the common stock at the close of business on the date of grant. The stock option grants were as follows: 50,000 shares to Chief Executive Officer/President James V. Suskiewich; 10,000 shares to Executive Vice President/Chief Operating Officer Stephen C. Green; 15,000 shares to Executive Vice President/Chief Financial Officer Gregory E. Smith; 23,645 shares to Senior Vice President/Operations Jennifer B. Brodnax; 8,791 shares to Senior Vice President/Chief Credit Officer Daniel C. Roberts; and 8,000 shares to other officers.

Compensation of the Chief Executive Officer

In 2003, Chief Executive Officer/President, James V. Suskiewich, did not receive compensation from Federal Trust, but was compensated in his position as Chief Executive Officer and President of Federal Trust Bank. In 2004, the salary of the Chief Executive Officer/President and the Chief Financial Officer will be apportioned between Federal Trust and Federal Trust Bank based upon the time spent at the respective companies. The Compensation Committee evaluated the salary of the Chief Executive Officer/President on the basis of the same criteria used to evaluate salaries of other executive officers. The Compensation Committee’s determination of an appropriate level of compensation for the Chief Executive Officer/President was thus based on a comparison of Federal Trust’s results with the performance of the peer group, the Chief Executive Officer/President’s responsibilities for implementation of predetermined goals and objectives for Federal Trust and Federal Trust Bank during 2003, and the compensation paid to chief executive officers within the peer group.

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

Conclusion

Based upon its review of Federal Trust’s executive compensation program, the Compensation Committee believes that the program’s structure and the awards granted in 2003 were appropriate, competitive and effective in Federal Trust’s retention of key employees.

The foregoing report was submitted by the Compensation Committee: A. George Igler (Chairman); Dr. Samuel Certo; George W. Foster; Kenneth W. Hill. The Compensation Committee awarded equal weight to the performance criteria in assessing the performance of Federal Trust and in making the comparisons with the peer group.

EXECUTIVE COMPENSATION

The following Summary Compensation Table shows compensation information regarding executive officers James V. Suskiewich, Aubrey H. Wright, Jr., Stephen C. Green and Daniel C. Roberts. In 2003, no other executive officer received compensation in excess of $100,000, which is the level required to be reported in this table by Securities and Exchange Commission regulations.

(Table to follow this page)

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

	Annual Compensation(1)						Long-Term Compensation
Name and Principal Position(1)	Year	Salary	Bonus	Directors’ Fees	Other Annual Compensation(2)		Restricted Stock Awards(3)	Options(4)
James V. Suskiewich CEO and President of Federal Trust CEO and President of Federal Trust Bank	2003 2002 2001	$222,000 165,000 156,000	$121,325 100,800 81,000	$32,000 22,000 17,000	$(67,253 74,625 61,457	)(5)	$123,970 34,725 37,627	50,000 10,587 —

Aubrey H. Wright, Jr. Former CFO of Federal Trust Former Senior Vice President and CFO of Federal Trust Bank	2003 2002 2001	107,020 102,000 98,000	42,041 33,500 27,700	16,000 11,000 10,000	342,761 45,633 37,122	(6)	90,416 25,371 27,350	— 2,266 —

Stephen C. Green Executive Vice President and Chief Operating Officer of Federal Trust Bank	2003 2002 2001	150,000 110,000 105,000	35,750 25,000 1,000	— — —	22,180 16,157 12,073		— — —	10,000 920 70,000

Daniel C. Roberts Chief Credit Officer of Federal Trust Bank	2003 2002 2001	97,461 94,000 72,000	12,750 12,000 —	— — —	6,078 5,494 3,948		— — —	8,791 1,209 15,000

(1)	Includes all compensation in the year earned whether received or deferred at the election of the executive.

(2)	Includes the estimated value of:

James V. Suskiewich	2003		2002	2001
Health & life insurance premiums	$7,053		$10,666	$4,371
Social/country club dues	5,424		4,835	4,957
Vested 401(k) plan contributions	7,061		6,092	5,240
Supplemental retirement plan	(92,310	)(5)	48,014	42,337
Use of company automobile	5,519		4,987	4,542

Total:	$(67,253)		$74,625	$61,447

Aubrey H. Wright, Jr.	2003		2002	2001
Health & life insurance premiums	$7,053		$9,009	$4,756
Social/country club dues	408		1,412	282
Vested 401(k) plan contributions	4,267		4,402	3,952
Supplemental retirement plan	331,033	(6)	31,939	28,132

Total:	$342,761		$45,633	$37,122

Stephen C. Green	2003		2002	2001
Health & life insurance premiums	$9,319		$12,562	$6,849
Social/country club dues	3,515		3,595	5,224
Vested 401(k) plan contribution	4,858		4,050	2,908
Supplemental retirement plan	4,488		0	0

Total:	$22,180		$16,157	$12,073

Daniel C. Roberts	2003		2002	2001
Health & life insurance premiums	$3,221		$5,494	$3,948
Vested 401(k) plan contribution	2,857		2,753	1,869

Total:	$6,078		$5,494	$3,948

(Continuation of Compensation Table footnotes from prior page)

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

(3)	Includes value of fully vested participation in our Employee Stock Ownership Plan, which is described elsewhere in the Executive Compensation section of this Proxy Statement.

(4)	Options granted under our 1998 Key Employee Stock Compensation Program, which is described elsewhere in the Executive Compensation section of this Proxy Statement.

(5)	There was a negative accrual in 2003, due to a restructuring of Mr. Suskiewich’s Supplemental Retirement Plan in June 2003.

(6)	There was an extraordinary accrual in 2003, due to Mr. Wright’s retirement as of December 31, 2003.

Employment Contracts

Federal Trust and Federal Trust Bank have entered into a joint employment agreement with our Chief Executive Officer/President James V. Suskiewich. Federal Trust Bank has also entered into severance agreements with Executive Vice President/Chief Operating Officer Stephen C. Green; Executive Vice President/Chief Financial Officer Gregory E. Smith; Senior Vice President/Chief Credit Officer Daniel C. Roberts; and Senior Vice President/Operation Jennifer B. Brodnax. The following is a summary of these agreements.

Under James V. Suskiewich’s employment agreement, he receives a base salary, plus reimbursement of reasonable business expenses. In addition, for any quarter in which Federal Trust Bank’s after-tax earnings are at least 0.50% of its average quarterly assets on an annualized basis, Mr. Suskiewich receives a bonus equal to 3% of Federal Trust Bank’s quarterly net, pre-tax income. Mr. Suskiewich is also entitled to discretionary performance bonuses to be paid annually for the duration of the agreement. For the year ended December 31, 2003, Mr. Suskiewich received bonuses of $121,325.

Mr. Suskiewich’s employment agreement has a continuing three-year term. The employment agreement automatically renews one additional day for each day during the term of the agreement. Therefore, at all times, Mr. Suskiewich’s agreement has a three-year term. The respective Boards of Directors review the agreement annually to determine whether the agreement should continue to be extended. Any party to the agreement may cease the automatic renewals by notifying the other parties of its intent to not renew. In addition, any party may terminate the agreement by delivering to the other parties a notice of termination. The date of termination is either 60 or 90 days after delivery of the notice (depending on the reason for termination).

Mr. Suskiewich’s employment agreement provides for termination by the Company for reasons other than for “cause” and by Mr. Suskiewich for “good reason,” as those terms are defined in the agreement. In the event the employment agreement is terminated by the Company for reasons other than for “cause” or by Mr. Suskiewich for “good reason,” he shall be entitled to a severance payment. The severance payment would be paid in a lump sum equal to the total annual compensation due for the remainder of the term of the employment agreement, the performance bonus due for the quarter of termination, an annualized portion of any long term incentives to later come due, and the amount of annual club dues for the year of termination, all multiplied by the number of years remaining on the term of his employment agreement.

In the event of a change in control of Federal Trust or Federal Trust Bank, Mr. Suskiewich will be entitled to a special incentive bonus equal to three times his annual compensation multiplied by the price-to-book-value ratio at which Federal Trust or Federal Trust Bank is acquired. The employment agreement also includes a “gross up” payment clause, should the severance payments received be subject to federal excise taxes. Under this provision, Federal Trust or Federal Trust Bank would increase Mr. Suskiewich’s severance payment so that the net proceeds from such payments would equal the amount of severance payments due under the terms of the employment agreement.

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

The employment agreement also permits Mr. Suskiewich to terminate his employment voluntarily. In the event of voluntary termination, except as previously described, all rights and benefits under the contract shall immediately terminate upon the effective date of such termination.

Federal Trust Bank has also entered into Employee Severance Agreements with Executive Vice President/Chief Operating Officer Stephen C. Green, Executive Vice President/Chief Financial Officer Gregory E. Smith, Senior Vice President/Chief Credit Officer Daniel C. Roberts, and Senior Vice President/Operations Jennifer B. Brodnax. The terms of these agreements are identical and provide that the employees are to receive termination payments equal to two years of their highest annual salary if their employment is terminated following a change in control (as defined in the agreements). Each agreement has a one-year term, except Mr. Green’s and Mr. Smith’s which have two-year terms.

Employee Stock Ownership Plan

All of our full-time salaried employees are participants in the Employee Stock Ownership Plan (“ESOP”) once they have completed 1,000 hours of employment and have been employed since January 1st, the beginning of the plan year. Executive officers are eligible to participate in the ESOP, but directors are not eligible unless they are also full-time salaried employees. A participant’s interest in the ESOP becomes vested after they have completed five years of employment with a minimum of 1,000 hours per year. As of December 31, 2003, 29 employees (including 15 former employees) had vested interests in the ESOP.

ESOP contributions are determined annually by Federal Trust’s Board of Directors, taking into consideration prevailing financial conditions, the company’s fiscal requirements and other factors deemed relevant by the Board. In general, contributions of up to 15% of total compensation paid to employees during the year can be made to the ESOP. The contribution made on behalf of each participant equals the proportion that each participant’s compensation for the year bears to the total compensation of all participants for the year. In 2003 and 2002, cash contributions of $97,837 and $238,500, respectively, were made to the ESOP. The ESOP currently holds 299,661 shares of Federal Trust common stock (including 131,139 unallocated shares), or 4.5% of the outstanding shares.

Key Employee Stock Bonus Plan

In April 2002, we adopted the Key Employee Stock Bonus Plan (“Bonus Plan”). Under the Bonus Plan, a trust has been formed to purchase up to 2% of the outstanding shares of our common stock on the open market. The Compensation Committee of our Board of Directors has the right to award such shares of stock to our non-executive officer employees. Any such award may contain conditions which must be met, or a vesting schedule which must be followed, prior to the shares being earned by and distributed pursuant to an employee’s award. The termination of employment of any award recipient for reasons other than normal retirement, death, or disability shall constitute revocation of the recipient’s unearned award. If the termination of a recipient’s employment is caused by retirement, death, or disability, all unearned awards shall be deemed fully earned, unless it is later discovered that the employee engaged in misconduct which warranted revocation of an award. As of the record date, awards for 5,550 shares had been made under the Bonus Plan and there were 4,550 shares available for future issuance.

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

TRANSACTIONS WITH MANAGEMENT OR OTHER AFFILIATES

Indebtedness of Management

Our loan policies provide for limited types of loans to be made to directors, officers and employees. Loans made by Federal Trust Bank are also subject to the provisions of Section 22(h) of the Federal Reserve Act, which request any credit extended by Federal Trust Bank to our directors, executive officers and principal shareholders, or any of their affiliates must:

•	be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by Federal Trust Bank with non-affiliated parties; and

•	not involve more than the normal risk of repayment or present other unfavorable features.

In February 2000, Federal Trust loaned five of our directors and officers funds to purchase Federal Trust common stock in the open market. The aggregate amount loaned was $222,477. The largest single loan was $50,440. All five loans had three-year terms and were initially at 8% interest and required interest only payments for three years. In January 2003, the loans were modified with a new rate of prime plus one-half percent. Each of these loans is secured by the Federal Trust common stock purchased with the loan’s proceeds. As of December 31, 2003, three of the loans were repaid and the two remaining loans had a combined balance of $68,184, or less than one-tenth of one percent of our total loan portfolio. Both of the remaining loans are current and performing according to their terms.

Other Transactions with Related Persons

When a transaction involves an officer, director, principal shareholder or affiliate of Federal Trust or Federal Trust Bank, it is our policy that the transaction must be on terms no less favorable to us than could be obtained from an unaffiliated party. All such transactions must be approved in advance by a majority of Federal Trust’s or Federal Trust Bank’s independent and disinterested directors. During 2003, Federal Trust and Federal Trust Bank paid Igler & Dougherty $129,000 in fees for legal, compliance review and consulting services. Federal Trust Director A. George Igler is principal of that law firm. The terms of such services were at least as favorable to us as could be obtained from an unrelated third party.

PROPOSAL 2

AMENDMENT OF THE 1998 KEY EMPLOYEE

STOCK COMPENSATION PROGRAM

The 1998 Key Employee Stock Compensation Program (“Employee Program”) was approved by our shareholders at the 1998 Annual Meeting and is for the benefit of our officers and other key employees. The Employee Program is comprised of four parts: an Incentive Stock Option Plan, a Compensatory Stock Option Plan, a Stock Appreciation Rights Plan and a Performance Plan.

The Employee Program provides for the issuance of options to purchase our common stock. Stock appreciation rights, which enable the recipient to elect payment wholly or partially in cash, based upon

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

increases in the market value of the stock since the date of the grant, may also be awarded under the 1998 Program, as may outright awards of Federal Trust common stock.

A committee consisting of not less than three directors of Federal Trust (none of whom may be an employee of Federal Trust or Federal Trust Bank) has been given authority to administer the Employee Program and to grant options, stock appreciation rights and share awards. The current Program Administrators are: George W. Foster, Kenneth W. Hill and Dr. Samuel C. Certo. The Program Administrators may make grants under the Employee Program at their discretion to any full-time employees.

Options granted under the Employee Program are exercisable in one or more installments and may be exercisable on a cumulative basis. Options are exercisable for a term no longer than ten years. Options are not transferable and will terminate within a period of time following termination of employment. In the event of a change in control or a threatened change in control, all options granted before such event shall become immediately exercisable; provided, however, that no options shall be exercisable for a period of six months from the date of grant. The term “control” generally means the acquisition of 10% or more of the voting securities of Federal Trust by any person or group. This provision may have the effect of deterring hostile changes in control by increasing the costs of acquiring control.

Options granted under the Employee Program may be “incentive stock options” within the meaning of the Internal Revenue Code, which are designed to result in beneficial tax treatment to the employee, but no tax deduction for Federal Trust. Options may also be “compensatory stock options” which do not give the employee certain benefits of an incentive stock option, but entitle us to a tax deduction when the options are exercised. The exercise price of incentive stock options may not be less than the fair market value of common stock on the date the option is granted. Compensatory stock options may be exercisable at a price equal to or less than the fair market value of a share of common stock at the time of the grant of the option. At December 31, 2003, no compensatory stock options had been granted under the Employee Program.

No consideration is received by Federal Trust in return for the grant of options, although consideration would be received upon exercise of the options. For financial reporting purposes, there is no charge to the income of Federal Trust in connection with the grant or exercise of an option. As of April 3, 2004, the market value of our common stock was $8.01 per share.

The grant of stock appreciation rights would require charges to the income of Federal Trust based on the estimated costs which would be incurred upon their exercise. In the event of a decline in the market price of our common stock subsequent to such a charge against earnings, a reversal of prior charges is typically made in the amount of such decline. Share awards also require a charge to income equal to the amount of the award at the time it becomes likely that the shares will be awarded, with subsequent increases or decreases based on market price fluctuations prior to the actual awarding of the shares. No stock appreciation rights or share awards have been granted or are presently intended to be granted under the Employee Program.

The terms of the Employee Program may be amended by the Program Administrators except that no such amendment may increase the maximum number of shares included in the Employee Program, change the exercise price of incentive stock options, increase the maximum term established for any option, stock appreciation right or share award, or permit any grant to a person who is not a full-time employee of Federal Trust.

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

Under the terms of the Employee Program, 475,000 shares of common stock have been reserved for issuance upon the exercise of options. As of March 29, 2004, incentive stock options to purchase 450,862 shares of common stock had been granted to our officers and key employees. Currently, only 24,138 shares remain available for future option grants. The following table reflects the amount of options that were granted to the four officers named in the Summary Compensation Table in this Proxy Statement.

Name	Number of Shares Subject to Options Granted	Percent of Total Options Granted to Employees in 2003	Exercise Price	Expiration Date
James V. Suskiewich	50,000	39.14	$7.62	2013
Aubrey H. Wright, Jr.	—	—	—	—
Stephen C. Green	10,000	7.83	7.62	2013
Daniel C. Roberts, Jr.	8,791	6.88	7.62	2013

With this proposal, we are seeking your approval to amend the Employee Program to increase the number of shares of common stock available for issuance pursuant to the exercise of stock options. Under this amendment, 10% of the number of our issued and outstanding shares, but never more than 1,000,000 shares, would be reserved for issuance under the Employee Program. If adopted, 191,181 new shares would now be reserved, for a total of 666,181. We believe this amendment will serve to increase our flexibility in recruiting and retaining qualified executives and key employees, although we do not have any present intent to grant any new options to our officers or employees.

As the proposed amendment will increase the number of shares of common stock available to be subject to options, shareholder approval of the amendments is required by the Employee Program. The amendment will be approved if the votes cast in favor of the amendment exceed those cast against it.

The Board of Directors recommends that you vote “FOR”

Amending the 1998 Key Employee Stock Compensation Program.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF AUDITORS

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004

Following consultation with the Audit Committee, our Board of Directors intends to retain the accounting firm of Hacker, Johnson & Smith, P.A. (“Hacker, Johnson”), as the independent auditors for Federal Trust for the fiscal year ending December 31, 2004. A representative from the firm is expected to be present at the Annual Meeting to make a statement and to respond to shareholder questions.

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

Audit Fees. The aggregate fees billed for professional services by Hacker, Johnson, in connection with the audit of the annual financial statements and the reviews of the financial statements included in our quarterly filings with the Securities and Exchange Commission for the fiscal years ended December 31, 2003, and December 31, 2002, were $62,500 and $60,000, respectively.

Audit-Related Fees. In 2002, Hacker, Johnson also billed Federal Trust $5,000 for fees reasonably related to the performance of its audit and reviews of financial statements. Such fees included travel and courier related fees. There were no other audit-related fees in 2003.

Tax Fees. In 2003 and 2002, Hacker, Johnson also billed Federal Trust $7,000 and $6,500, respectively, for tax compliance and advice, including the preparation of Federal Trust’s corporate tax returns.

All Other Fees. In addition to those fees described above, Hacker, Johnson also billed Federal Trust $2,000 and $1,500 in 2003 and 2002, respectively. Such fees were for ACH and Federal Home Loan Bank collateral audits.

In all instances, Hacker, Johnson’s performance of the above services was pre-approved by our Audit Committee, except for ACH and Federal Home Loan Bank collateral audits.

In order to be adopted, this item must be approved by the holders of a majority of the outstanding shares of Federal Trust’s common stock present or represented by proxy and entitled to vote at the Annual Meeting. If the shareholders do not vote in favor of the appointment of Hacker, Johnson, our Board of Directors will consider the selection of other auditors.

The Board of Directors Recommends that Shareholders Vote “FOR”

the Ratification of the Selection of Hacker, Johnson & Smith, P.A.,

as our Independent Auditors for the Fiscal Year Ending December 31, 2004.

PROPOSAL 4

ADJOURNMENT OF ANNUAL MEETING

The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes at the Annual Meeting to approve any of Proposals I, II or III. In order to permit proxies that have been timely received to be voted for an adjournment, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

The Board of Directors Recommends that Shareholders Vote “FOR”

the Approval of the Adjournment of the Annual Meeting.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for our 2005 Annual Meeting, a shareholder’s proposal to take action at such meeting must be received at our main office at 312 West First

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

Street, Suite 400, Sanford, Florida 32771, on or before December 21, 2004. Proposals must comply with the Securities and Exchange Commission’s proxy rules as provided in 17 C.F.R. Section 240.14a-8 in order to be included in our proxy materials.

COMPLIANCE WITH SECTION 16(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and any person who beneficially owns more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and 10% or greater shareholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file. During 2003, on all but one matter, all of our directors and executive officers who own our stock timely filed the required Form 3s, Form 4s or Form 5s with the Securities and Exchange Commission. The information on these filings reflects the current ownership position of all such individuals. On October 25, 2003, directors and executive officers were granted additional stock options. These grants were not disclosed until individual form 5’s were filed on February 11, 2004, for each of the individuals that received stock options. (See pages 9 and 10 of this Proxy Statement for the specific amounts of each grant.)

SOLICITATION

The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by Federal Trust. Proxies may be solicited by directors, officers or our regular employees, in person or by telephone, e-mail or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses. Because of the number of our shares that are held in street name, this year, as in past years, we have retained Regan & Associates, Inc., to aid in the solicitation of shareholders, brokers, banks and other institutional investors for an estimated fee of $5,000.

AVAILABILITY OF OTHER INFORMATION

Accompanying this Proxy Statement is our 2003 Annual Report, which includes our audited financial statements. Additional copies of the Annual Report or our Form 10-KSB are available to shareholders at no charge. Any shareholder who would like an additional copy may contact:

Federal Trust Corporation

312 West First Street

Sanford, Florida 32771

Attention: Marcia Zdanys, Corporate Secretary

(407) 323-1833 - telephone number

We currently file periodic reports (including Form 10-KSBs and Form 10-QSBs) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549. The Securities and Exchange

FEDERAL TRUST CORPORATION PROXY STATEMENT

312 West First Street, Suite 400 • Sanford, Florida 32771

Commission maintains a website that contains registration statements, reports, proxy and information statements and other information regarding registrants that file electronically with the Securities and Exchange Commission. Information filed by Federal Trust is also available for review on this website at www.sec.gov.

Federal Trust Corporation

April 19, 2004

Appendix A to the Proxy Statement

FEDERAL TRUST CORPORATION

EXECUTIVE COMMITTEE CHARTER

The Board of Directors of Federal Trust Corporation (“FTC”) has established an Executive Committee to act on behalf of, and with the concurrence of, the full Board of Directors (“Board”) during intervals between meetings of the Board and to report to the Board at its next regular meeting on any actions taken. Although actions of the Executive Committee may generally be limited to handling legal formalities and technicalities concerning administrative operations, the Executive Committee has the power to act on any major matters where it deems action appropriate, providing a degree of flexibility and ability to respond to time-sensitive business and legal matters without calling a special Board meeting, unless otherwise limited by FTC’s corporate governance documents, Board resolution(s), or Florida law. The actions taken by the Executive Committee are biding and do not require ratification by the Board to be legally effective.

Membership – The Executive Committee is composed of a majority of outside directors. The current members of the Executive Committee are listed on the attached Schedule, which is incorporated by reference.

Oversight Areas –

•	Budget review.

•	Merger, acquisition, and divestiture review.

•	Capital spending approval.

•	Debt issuance approval.

•	Capital structure policy.

•	Recommend the issuance of capital stock.

•	Review qualification of commercial and investment bankers.

Agenda Items – The Executive Committee typically meets in January of each year to review the budget and related matters, and meets at various other times during intervals between meetings of the Board, as required.

January:	Review and recommendation of the budget and related items.
Other Months:	As needed.

The foregoing Executive Committee Charter was approved by the Board at the Planning Session Meeting held on October 18, 2002, at Mission Inn, Howey-In-The-Hills, Florida.

Appendix B to the Proxy Statement

FEDERAL TRUST CORPORATION

NOMINATING COMMITTEE CHARTER

The Board of Directors (“Board”) of Federal Trust Corporation (“FTC”) has established a Nominating Committee to ensure an appropriate structure for management succession and development, as well as an effective process for director selection and tenure.

Membership – The Nominating Committee is composed entirely of outside directors. The current members of the Nominating Committee are listed on the attached Schedule, which is incorporated by reference.

Oversight Areas –

•	Nomination of screening of Board member candidates.

•	Recommend slate of directors for the Annual Meeting of Shareholders.

•	Review and recommendation to management on how to handle and address shareholder proxy proposals.

•	Recommend changes in Board size (as permitted by Articles of Incorporation and Bylaws).

•	Evaluation of the performance of its Board and that of the individual directors, as well as the performance of the Board of FTC’s wholly-owned bank subsidiary.

•	Recommend termination of membership of individual directors in accordance with corporate policy, for “cause” as defined by FTC’s Bylaws, or other appropriate reasons.

•	Coordination of Board agenda and meeting schedules.

•	Assignment of committee membership.

•	Training and orientation of directors.

•	In conjunction with the Chief Executive Officer and the Compensation Committee, development of the CEO’s mission and objectives, succession for the CEO and other senior executives, officers and key group managers, and annual evaluation of the performance of the Chief Executive Officer.

Agenda Items – The Nominating Committee typically meets two times a year, or at such other time as deemed necessary upon Notice by the Chairman of the Nominating Committee.

February:	Annual review of CEO performance, followed by consideration and recommendation of director nominations, including potential committee assignments.

November:	Review of Board composition and organization. Review of management organization.

The foregoing Nominating Committee Charter was approved by the Board at the Planning Session Meeting held on October 18, 2002, at Mission Inn, Howey-In-The-Hills, Florida.

Appendix C to the Proxy Statement

FEDERAL TRUST CORPORATION

COMPENSATION COMMITTEE CHARTER

The Board of Directors of Federal Trust Corporation (“FTC”) has established a Compensation Committee to act on behalf of, and with the concurrence of, the Board of Directors (“Board”) with respect to matters relating to the compensation and personnel policies, programs and plans, including management development and succession plans, and to approve employee compensation and benefit programs.

The Compensation Committee is to be composed entirely of non-executive officers. The current members of the Compensation Committee are listed on the Schedule attached hereto and incorporated by reference.

Oversight Responsibilities –

•	Annually review and recommend to the Board compensation and incentive programs for executive officers of FTC and the executive officers of its wholly-owned bank subsidiary. Provide input to management concerning compensation strategy and philosophy.

•	Annually review and recommend changes regarding Board compensation. (Board must approve compensation of directors.)

•	Review and recommend to the Board employment agreements and severance agreements and the change of control provisions thereto for executive officers of FTC and the executive officers of its wholly-owned bank subsidiary.

•	Perform an annual assessment of the Chief Executive Officer’s performance and report findings to the Chief Executive Officer.

•	In conjunction with the Chief Executive Officer, confirm officer appointments.

•	Approve the Compensation Committee Annual Report for the Proxy Statement.

•	Review and, when necessary, recommend changes to compensation plans and policies.

•	Ensure that FTC has adequate management succession.

Meetings – The Compensation Committee shall generally meet three times a year, or at such other times as needed, either in person or by teleconference.

Agenda Items – The activities of the Compensation Committee are developed from year-to-year by the Committee in consultation with management.

February:	Long-term incentive compensation.
Restricted stock plan awards.

July:	Grants of stock options.

November:	Top management bonuses.
Base salaries (executive officers).
Review executive officer performances for FTC and its wholly-owned subsidiaries with regard to employment contract extensions.
Key employee compensation awards.
All-employee bonus.
Policies and processes for development of employees.
Progress in compliance with labor laws.

Management resources available, versus current needs.
Projected management resources, versus future needs.

Approve as needed:	Changes in benefit plans.
Changes in appointments, compensation plans, or merit increases.

The foregoing Compensation Committee Charter was approved by the Board at the Planning Session Meeting held on October 18, 2002, at Mission Inn, Howey-In-The-Hills, Florida.

Appendix D to the Proxy Statement

FEDERAL TRUST CORPORATION

AUDIT COMMITTEE CHARTER

WHEREAS, the National Association of Securities Dealers, Inc. (“NASD”) has adopted rules requiring those companies whose securities are listed on NASD exchanges to establish audit committees of their Boards of Directors and adopt charters for those committees; and

WHEREAS, in compliance with such rules, Federal Trust Corporation’s (“Federal Trust”) Board of Directors (“Board”) has established an Audit Committee and adopted this Charter for its governance; and

WHEREAS, Federal Trust’s independent outside auditor is ultimately accountable to the Board and the Audit Committee, as representatives of Federal Trust’s shareholders; and

WHEREAS, the Board and the Audit Committee have the ultimate authority to evaluate and nominate the outside independent auditor to be proposed for shareholder approval in the Proxy Statement for each of Federal Trust’s Annual Meetings of Shareholders.

NOW THEREFORE, the Audit Committee of the Board of Directors of Federal Trust Corporation shall be established and governed in accordance with the provisions of this Charter:

Section 1. Composition of the Audit Committee. The Audit Committee shall be comprised of three members of the Board. Such members must be Independent Directors, as defined in NASD Rule 4200(a)(14), and must be able to read and understand fundamental financial statements, including balance sheets, income statements, and cash flow statements. The members of the Audit Committee shall be elected each year by the whole Board and may only be removed therefrom simultaneously with their removal from the Board, pursuant to methods provided by Federal Trust’s Articles of Incorporation. The initial members of the Audit Committee, to serve in 2000, shall be: Dr. Samuel C. Certo, George W. Foster, and Kenneth W. Hill.

Section 2. Responsibilities of the Audit Committee. The Audit Committee shall be responsible for the oversight of all external audit programs of Federal Trust. Such responsibilities shall include, but not be limited to:

(a)	Ensuring receipt from Federal Trust’s independent outside auditor of a formal written statement delineating all relationships between such auditor and Federal Trust, consistent with Independence Standards Board Standard 1;

(b)	Actively engaging Federal Trust’s independent outside auditor in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of that auditor;

(c)	Taking, or recommending that the Board take, appropriate action to ensure the independence of Federal Trust’s independent outside auditor;

(d)	Continually evaluating the performance and independence of Federal Trust’s independent outside auditor;

(e)	Prior to the printing of the Proxy Statement for each of Federal Trust’s Annual Meetings of Shareholders, selecting and recommending a nominee to the Board to be Federal Trust’s independent auditor;

(f)	Reviewing and assessing the adequacy of this Charter on an annual basis and making recommendations to the Board regarding the audit programs and policies of Federal Trust.

Section 3. Governance and Processes of the Audit Committee.

(a)	Organizational Meeting. Each year, within four weeks of its members having been elected by the Board, the Audit Committee shall hold an “Organizational Meeting”. At the Organizational Meeting, the Audit Committee shall elect a Chairperson, who shall preside over all meetings of the Audit Committee for that year, and shall establish a schedule for its regular meetings, pursuant to Section 3(b) herein.

(b)	Regular Meetings. The Audit Committee shall meet quarterly as scheduled by the Audit Committee at the Organizational Meeting. The quarterly meetings must be held prior to the filing of Federal Trust’s Form 10-QSB or Form 10-KSB with the Securities and Exchange Commission in each respective quarter.

(c)	Special Meetings. A special meeting of the Audit Committee may be called by the Chairperson or by both of the other two members of the Audit Committee, by providing all other members of the Audit Committee with five days’ written notice of the date and time of the special meeting.

(d)	Location of Meetings. All regular and special meetings shall be held at Federal Trust’s corporate headquarters, or at such other place as all members of the Audit Committee may agree upon.

(e)	Attendance. Except in the case of emergency, all members of the Audit Committee are expected to attend all meetings, Organizational, regular, and special, of the Audit Committee.

(f)	Guests. All meetings of the Audit Committee shall be closed to all non-members. However, by majority vote, the Audit Committee may invite guest(s) to attend its meetings to either observe, respond to questions or make presentations. Such potential guests may include, without limitation, Federal Trust’s President, Chief Financial Officer or representatives from Federal Trust’s outside independent auditor.

(g)	Interaction with Auditor. The independent outside auditor and the Audit Committee are to have direct access to each other. Such access is to be used, without limitation, to make inquiries and reports and to define and examine the scope and quality of the services provided to Federal Trust by the independent outside auditor.

(h)	Governance. All actions and recommendations of the Audit Committee shall be determined by majority vote of the Audit Committee at a duly called and held meeting thereof.

WHEREFORE, this Audit Committee Charter was adopted by the Board of Directors of Federal Trust Corporation this 28th day of July, 2000.

Attest:

/s/ JAMES V. SUSKIEWICH	/s/ LORI MACTAVISH

James V. Suskiewich, Chairman of the Board of Directors	Lori MacTavish, Corporate Secretary

(SEAL)

FEDERAL TRUST CORPORATION – REVOCABLE PROXY

2004 ANNUAL MEETING OF SHAREHOLDERS

This Proxy is being solicited on behalf of the Board of Directors.

The undersigned hereby appoints James V. Suskiewich and Kenneth W. Hill, and each of them with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of Federal Trust Corporation common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at Springhill Suites, 201 North Towne Road, Sanford, Florida 32771 on May 28, 2004, at 10:00 a.m., and at any and all adjournments.

The undersigned may revoke this Proxy at any time before it is voted by either delivering a written notice of revocation or duly executed Proxy bearing a later date to Federal Trust or by attending the Annual Meeting and voting in person.

INSTRUCTION: Indicate your voting instructions by marking the appropriate boxes.

	FOR	WITHHOLD AUTHORITY
PROPOSAL I: The election of two Class II directors.	☐	☐

INSTRUCTION. To withhold your vote for any individual nominee, strike a line through the nominee’s name listed below.

George W. Foster	A. George Igler

	FOR	AGAINST	ABSTAIN
PROPOSAL II: The amendment of our 1998 Key Employee Stock Compensation Program.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
PROPOSAL III: The ratification of Hacker, Johnson & Smith, P.A., as the independent auditors for Federal Trust Corporation for the fiscal year ending December 31, 2004.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
PROPOSAL IV: The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve any of Proposals I, II or III.	☐	☐	☐

IN THEIR DISCRETION THE PROXY HOLDER(S) ARE AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before this Annual Meeting or at any adjournment.

NOTE: When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. Unless contrary direction is given, this proxy will be voted FOR the proposals listed.

	X	_______________________	_______________________
		Signature	Date
[Label]

	X	_______________________	_______________________
		Signature if held jointly	Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person. The undersigned acknowledges receipt from Federal Trust Corporation, prior to the execution of this Proxy, of a Notice of the Annual Meeting, a Proxy Statement dated April 19, 2004, and the 2003 Annual Report.